EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 23, 1996, on our audits of the consolidated financial statements and financial statements schedule of Glimcher Realty Trust.


                                             COOPERS & LYBRAND L.L.P.

Columbus, Ohio
August 13, 1996